UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2007 (March 19, 2007)
Tufco Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-21018	39-1723477

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 23500, Green Bay, Wisconsin		54305

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 920.336.0054
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Letter

Explanatory Note:
The Registrant files this amendment to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on March 23, 2007 (the “Form 8-K”) to include the letter received from Deloitte & Touche LLP subsequent to the filing of the Form 8-K as to whether it agrees with the statements made by the Registrant regarding Deloitte & Touche LLP in that previously filed Form 8-K.
ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
     On March 19, 2007, Tufco Technologies, Inc. (the “Company”) dismissed Deloitte & Touche LLP as its independent registered public accounting firm and engaged McGladrey & Pullen, LLP as its new independent registered public accounting firm effective immediately. The Audit Committee of the Company’s Board of Directors participated in and approved the decision to change independent registered accounting firms.
     The audit report of Deloitte & Touche LLP on the Company’s financial statements for the fiscal years ended September 30, 2005 and September 30, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.
     During the Company’s fiscal years ended September 30, 2005 and September 30, 2006 and through March 19, 2007, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report, and there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.
     During the Company’s fiscal years ended September 30, 2005 and September 30, 2006 and through March 19, 2007, the Company did not consult with McGladrey & Pullen, LLP regarding any matters or reportable events as that term is described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
     The Company has provided a copy of this disclosure to Deloitte & Touche LLP prior to the filing of this Form 8-K and has requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein, and, if not, stating the respects in which they do not agree. A copy of the letter dated March 26, 2007, furnished by Deloitte & Touche LLP is filed as Exhibit 16.1 to this amendment to the Company’s Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 26, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUFCO TECHNOLOGIES, INC.

Dated: March 28, 2007	By:	/s/ Louis LeCalsey Louis LeCalsey
President and Chief Executive Officer